Exhibit No. 32.1
Form 10-KSB
Tunex International, Inc.
File No. 0-15369

                Certification Pursuant to 18 U.S.C. Section 1350,
                       as Adopted Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002.

         In connection with the Annual Report of Tunex International, Inc. (the "Company") on Form 10-KSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Steven Love, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: July 12, 2004                                By: /s/ R. Steven Love
                                                      --------------------------
                                                      Chief Executive Officer





                Certification Pursuant to 18 U.S.C. Section 1350,
                       as Adopted Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002.

         In connection with the Annual Report of Tunex International, Inc. (the "Company") on Form 10-KSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George
V. South, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: July 12, 2004                                By: /s/ George V. South
                                                      --------------------------
                                                      Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Tunex International, Inc. and will be retained by Tunex International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.